Exhibit 10.3(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on October 18, 2005


                                                                     Conversion
        Issue Date           Due Date            Principal             Price
      --------------      --------------      ---------------       ------------
         10/18/05            04/18/06          $ 968,035.46           $ 0.0049